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                                                                  EXHIBIT 10.28




                            CLIFFS DRILLING COMPANY


                                 SAVINGS TRUST

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998)
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                               TABLE OF CONTENTS


ARTICLE 1 - DEFINITIONS

         1.1  Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2  Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.3  Discretionary Employer Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.4  Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.5  Employer Matching Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.6  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.7  Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.8  Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.9  Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.10 Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.11 Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.12 Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.13 Trust Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.14 Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE 2 - DIVISION OF RESPONSIBILITY

         2.1  Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         2.2  Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         2.3  Directions by Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         2.4  Directions by Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE 3 - THE POWERS, DUTIES AND RESPONSIBILITIES OF THE TRUSTEE

         3.1  Availability of Individual Investments or Investment Funds  . . . . . . . . . . . . . . . . . . . . . . . 4
         3.2  Allocation to Various Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         3.3  Powers Relating to Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         3.4  Indicia of Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         3.5  Standard of Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         3.6  Powers Relating to Payments and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         3.7  Payments on Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         3.8  Proof of Trustee's Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         3.9  Employment of Legal Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         3.10 Exemption from Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 4 - NOTICES AND DIRECTIONS

         4.1  Effective Time of Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         4.2  Certification of Members of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         4.3  Directions by Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         4.4  Reliance Upon Direction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         4.5  Notices to the Committee and/or Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

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
ARTICLE 5 - TRUSTEE'S FEES AND EXPENSE

ARTICLE 6 - LIABILITY OF THE TRUSTEE

         6.1  Liability for Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         6.2  Liability When Directed by Committee or Investment Manager  . . . . . . . . . . . . . . . . . . . . . .  10
         6.3  General Liability of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         6.4  Trustee's Right to Seek Advice of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         6.5  Trustee's Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE 7 - SETTLEMENT OF THE ACCOUNTS OF THE TRUSTEE

         7.1  Maintenance of Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         7.2  Commingled Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         7.3  Accounting Required by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 8 - RESIGNATION, REMOVAL AND SUBSTITUTION OF TRUSTEE

         8.1  Resignation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         8.2  Removal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         8.3  Vacancy Does Not Terminate Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         8.4  Appointment of Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         8.5  Transfer of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         8.6  Successor Trustee Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE 9 - ADOPTION BY AN EMPLOYER

         9.1  Adoption Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         9.2  Adoption Does Not Create Joint Venture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE 10 - AMENDMENT AND TERMINATION

         10.1 Right to Amend and Limitations Thereon  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.2 Retroactive Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.3 Withdrawal of Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.4 Voluntary and Involuntary Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         10.5 Continuance Permitted Upon Sale or Transfer of Assets . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE 11 - MISCELLANEOUS

         11.1 Trust Agreement Not an Employment Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         11.2 Spendthrift Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         11.3 No Reversionary Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         11.4 Words Used  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         11.5 Governing Law; Parties to Legal Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         11.6 Severability of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         11.7 Cross References  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         11.8 Multiple Copies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17



                                     -ii-
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                            CLIFFS DRILLING COMPANY

                                 SAVINGS TRUST


         THIS AGREEMENT by and between Cliffs Drilling Company, a Delaware corporation (the "Sponsor"), and P W Trust Company, a New Jersey trust company, as Trustee (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Sponsor has heretofore adopted a qualified plan and exempt trust for the exclusive benefit of its employees and their beneficiaries;

         WHEREAS, it has been determined that the trust should now be completely amended and restated in order to (a) affect numerous technical changes for the benefit of eligible employees and beneficiaries, and (b) ensure the continued exemption under the applicable provisions of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended; and

         WHEREAS, it is intended that other business organizations may adopt the plan and this trust for the exclusive benefit of their employees and their employees' beneficiaries;

         NOW, THEREFORE, this Agreement is entered into in order to set forth the terms of the trust which are as follows:



                                   ARTICLE 1
                                  DEFINITIONS


         1.1 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.2 COMMITTEE. "Committee" shall mean the Committee appointed by the Sponsor to administer the Plan.

         1.3 DISCRETIONARY EMPLOYER CONTRIBUTION. "Discretionary Employer Contribution" shall mean the Employer's contribution made pursuant to the provisions of Section 5.4 of the Plan, if any.

         1.4 EMPLOYER. "Employer" shall mean the Sponsor and any other business entity which has adopted the Plan and the Trust Agreement.

         1.5 EMPLOYER MATCHING CONTRIBUTION. "Employer Matching Contribution" shall mean the Employer's contribution made pursuant to the provisions of
Section 5.3 of the Plan, if any.

         1.6 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.7 INVESTMENT MANAGER. "Investment Manager" shall mean the person or entity, appointed by the Sponsor under the authority granted it in Section 2.4, that has the power to direct the Trustee as to the management, investment, and reinvestment of that part of the Trust Fund it has been appointed to manage.

The person or entity appointed must (i) be a fiduciary in relation to the Plan and Trust, (ii) be either registered as an investment advisor under the Investment Advisors Act of 1940, a bank, as defined in that Act, or an insurance company qualified to manage, acquire, and dispose of plan assets under the laws of more than one state, and (iii) acknowledge in writing that he, she, or it is a fiduciary with respect to the Plan and Trust Fund.

         1.8 MEMBER. "Member" shall mean an employee of the Employer who is eligible to and does participate in the Plan.

         1.9  PLAN.  "Plan" shall mean the Cliffs Drilling Company Savings
Plan.

         1.10 SPONSOR. "Sponsor" shall mean Cliffs Drilling Company, a Delaware corporation, which has assumed the sponsorship of the Plan, and its successor or successors, if any.

         1.11 TRUST AGREEMENT. "Trust Agreement" shall mean this agreement, as amended from time to time.

         1.12 TRUST FUND. "Trust Fund" shall mean all of the assets (and related liabilities) held by the Trustee under the terms of the Trust Agreement to fund the Plan.

         1.13 TRUST YEAR. "Trust Year" shall mean the fiscal year of the trust. The Trust Year shall end on the last day of December of each calendar year.

         1.14 TRUSTEE. "Trustee" shall mean P W Trust Company, or any successor Trustee appointed pursuant to the terms of the Trust Agreement. When more than one person or entity is serving as Trustee all actions may be authorized by a majority vote with or without a meeting.

                                   ARTICLE 2
                           DIVISION OF RESPONSIBILITY


         2.1 TRUSTEE. The Trustee is a fiduciary with respect to the Trust Fund. The Trustee has the exclusive responsibility for and all the powers necessary to receive, hold, preserve, manage, invest and reinvest the Trust Fund and to pay all costs and expenses incident to the management of the Trust Fund. The Trustee is responsible only for the funds actually received by it as Trustee. The Trustee is not required to compute the amount to be paid to it by any Employer nor to collect any contributions from any Employer.

         2.2 COMMITTEE. The Committee alone is the administrator of the Plan. The Committee in its sole discretion shall decide all questions arising in the administration, interpretation, and application of the Plan and Trust Agreement. Its decisions shall be conclusive and shall bind all parties. The Trustee shall not be required to make any determination relating to any matters pertaining to the administration of the Plan.

         2.3 DIRECTIONS BY COMMITTEE. The Committee shall not have the power to direct the Trustee as to the management, investment, and reinvestment of any part or all of the Trust Fund.

         2.4 DIRECTIONS BY INVESTMENT MANAGER. The Sponsor may appoint one or more Investment Managers. Any such Investment Manager may direct the Trustee as to the management, investment, and reinvestment of the entire Trust Fund or any part of the Trust Fund designated by the Sponsor. If the Investment Manager, as a co-fiduciary, exercises its power given under the Trust Agreement, to direct the Trustee in the management, investment, and reinvestment of the Trust held by it, then the Trustee shall be subject to all proper directions of the Investment Manager which are made in accordance with the terms of the Trust Agreement, the Code, and ERISA.

                                   ARTICLE 3
             THE POWERS, DUTIES AND RESPONSIBILITIES OF THE TRUSTEE


         3.1 AVAILABILITY OF INDIVIDUAL INVESTMENTS OR INVESTMENT FUNDS. The assets of the Trust Fund may be invested in one commingled fund, in one or more separate investment funds, or in individual investments as chosen by individual Members, as determined from time to time by the Committee. When the Committee decides there shall be separate investment funds or individual selection of investments may be made by Members, it shall notify the Trustee in writing, describing the type of assets to be held in each investment fund or the parameters within which Members may select individual investments. Notwithstanding any other provision of this Agreement, all amounts attributable to Employer Matching Contributions and Employer Discretionary Contributions shall be invested in common stock of the Sponsor.

         When the Trustee receives funds to be invested or determines that assets from the commingled fund, a separate investment fund or an individual investment, if applicable, should be sold and the proceeds held for a period of time pending reinvestment or other purpose, the funds may be held in cash or invested in short-term investments such as certificates of deposit, U.S. Treasury bills, savings accounts, commercial paper, demand notes, money market funds, any common, pooled or collective trust funds which the Trustee uses for such short-term investments, and any other similar assets which may be offered by the federal government, national or state banks (whether or not serving as Trustee under the Trust Agreement), or any savings and loan association, as may be determined by the Committee. Until the Trustee receives a direction from the Committee, all funds, to the extent possible, are to be held in short-term investments which earn interest. The assets shall always remain a part of the fund from which they came.

         The assets of the Trust Fund may from time to time be commingled for investment purposes with the assets of one or more other trusts which are used to fund one or more other plans qualified under Section 401(a) of the Code and maintained by the Sponsor. In the event the assets of the Trust Fund are commingled with the assets of other trusts, the Committee or an agent appointed by it must maintain records to clearly reflect the interest of the Trust Fund in those commingled investments.

         3.2 ALLOCATION TO VARIOUS FUNDS. It is the duty of the Committee to advise the Trustee as to the portion of each Employer or Member contribution which is to be placed in the various separate investment funds described in
Section 3.1 or the individual investments selected, if applicable, and as to the portion of assets which are to be transferred from one separate investment fund or investment to another. Until the Trustee receives a direction from the Committee, any funds received by it shall be held in one or more of the short-term investments described in Section 3.1.

         3.3 POWERS RELATING TO INVESTMENTS. Except to the extent the Trustee is otherwise directed pursuant to Article , the Trustee shall have the following powers relating to the receipt, preservation, management, investment, and reinvestment of both principal and income of the Trust Fund in addition to all of the powers granted the Trustee under common law, the applicable state trust law and all other applicable statutes:

                 (i) to handle, deal with and dispose of the Trust Fund property as if the Trustee were fee simple owner of the property;

                 (ii) except where prohibited by applicable laws which cannot be waived, to cause any investment to be registered or held in the name of some other corporation, partnership or person with a power of attorney for their transfer attached, or in bearer or Federal Reserve Book-Entry form or in the name of the Trustee without disclosing the fiduciary capacity of the Trustee;

                 (iii) to vote, either in person or by proxy, any share of stock held as a part of the assets of the Trust Fund;

                 (iv) to collect the principal and income of the Trust Fund as it becomes due and to give binding receipt for it;

                 (v) to take any action, whether by legal proceeding, compromise, or otherwise, as the Trustee in its sole discretion believes to be in the best interest of the beneficiaries of the Trust Agreement if there is a default in the payment of any principal or income of the Trust at any time;

                 (vi)  to hold cash uninvested at any time in any amount;

                 (vii) to invest and reinvest the Trust Fund assets, or any part of them, in any property of any kind, whether real, personal or mixed, whether tangible or intangible, whether or not productive of income, in any rights or interests in property, or in any evidence or indicia of property, including but not limited to the following types of properties or any of a similar kind, character, or class: nonproductive property, common or preferred stock, interests in so-called Massachusetts trusts, individual annuity contracts, group annuity contracts, deposit administration contracts, investment contracts with one or more responsible insurance companies providing for investments in fixed income or equity type investments, with or without guarantees, fees, beneficial interests, leaseholds, bonds, mortgages, leases, notes, obligations, oil and gas payments, oil and gas contracts, common group or collective trust funds that the Trustee has or may adopt, or savings accounts, certificates of deposit or like investments with the commercial department of any bank or savings and loan association, including any bank acting as Trustee so long as they bear a reasonable interest rate and the bank or savings and loan association is supervised by the United States or a state;

                 (viii) To invest up to 100 percent of the assets of the Trust Fund in qualifying employer securities, qualifying employer real property, or any combination thereof, as such terms are defined in and in compliance with ERISA;

                 (ix) to hold one or more insurance policies on the lives of Members in the Plan;

                 (x) to lease, enter into leasebacks and let all or any portion of the properties held as part of the Trust Fund for the development or production of oil, gas, sulphur or other minerals, or for any other purpose, on the terms, times and conditions (including a term which shall extend beyond the term of the Trust Agreement), and for the considerations or royalties that the Trustee believes is proper; and

                 (xi) to borrow from or loan (except as prohibited specifically by federal law or state statute) any sum the Trustee considers necessary or desirable, and for that purpose, to mortgage or pledge all or any part of the Trust Fund.

         In addition to the powers given above, without regard to any other provision of the Trust Agreement, all or any part of the assets may be transferred to and invested in any collective investment trust then qualified for tax exemption under Section 401(a) of the Code which is then maintained by any person, including the Trustee, co-trustee, agent for the Trustee, or by an Investment Manager. The provisions of the document governing the collective investment trust, as amended from time to time, shall govern any investment in that collective investment trust and are incorporated in the Trust Agreement.

         The Trustee is not required to take any legal action to collect, preserve or maintain any Trust Fund property unless it has been indemnified either by the Trust Fund itself, with the approval of the Committee, or by an Employer with respect to any expenses or losses to which it may be subjected by taking the action. Any property acquired by the Trustee through the enforcement or compromise of any claim or claims it has as Trustee under the Trust Agreement shall become a part of the Trust Fund.

         3.4 INDICIA OF OWNERSHIP. Except to the extent permitted under 29 C.F.R. Section 2550.404b-1, the indicia of ownership of all Trust Fund assets shall be maintained within the jurisdiction of the district courts of the United States.

         3.5 STANDARD OF PERFORMANCE. The Trustee when discharging its duties under the Trust Agreement shall do so in the interest of the participants and beneficiaries solely. It shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with the matters would use in the conduct of an enterprise of a like character. The Trustee shall diversify the investments of the Trust Fund when separate investment funds or individual selection of investments by Members are not being used, so as to minimize the risk of large losses unless under the circumstances it is clearly prudent not to do so and shall otherwise act in accordance with the provisions of the Trust Agreement and ERISA.

         3.6 POWERS RELATING TO PAYMENTS AND DISTRIBUTIONS. The Trustee shall from time to time on direction of the Committee make payments to the persons in the manner, amount and for the purpose specified in the directions.

         3.7 PAYMENTS ON TERMINATION. If the Plan is terminated, the Trustee shall dispose of the Trust Fund assets in accordance with the written directions of the Committee.

         3.8 PROOF OF TRUSTEE'S AUTHORITY. All persons dealing with the Trustee are entitled to rely upon the representations of the Trustee as to its authority and are released from any duty to inquire into its authority for taking or omitting any action or to verify that any money paid or other property delivered to the Trustee is used by the Trustee for purposes proper under the Trust Agreement. Any action of the Trustee under the Trust Agreement shall be conclusively evidenced for all purposes by a document signed by the Trustee which shall be conclusive evidence of the facts recited in it. All persons shall be fully protected when acting or relying upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the persons to be genuine, to have been signed by the Trustee, and to be the act of the Trustee.

         3.9 EMPLOYMENT OF LEGAL COUNSEL. The Trustee may engage and consult with legal counsel of its choice, who may be counsel for any Employer or Trustee's own general counsel, with respect to the meaning or construction of the Plan, the Trust Agreement, or the Trustee's obligations or duties under the Trust Agreement.

         3.10 EXEMPTION FROM BOND. The Trustee shall not be required to give bond or any other security for the faithful performance of its duties unless it is required by a law which cannot be waived. The Trustee shall not be required to make any inventory, return, or report of any kind to any court unless it is required by a law which cannot be waived.

                                   ARTICLE 4
                             NOTICES AND DIRECTIONS


         4.1 EFFECTIVE TIME OF NOTICE. The Trustee is not to be bound by any certificate, notice, resolution, consent, order, information or other communication unless it has been received in writing.

         4.2 CERTIFICATION OF MEMBERS OF COMMITTEE. The Trustee may accept as evidence of the authority of any persons acting as members of the Committee a written notice executed by the Sponsor designating such persons as members of the Committee, together with a specimen signature of the members. The Trustee shall be entitled to recognize them and act upon the instructions, directions, consents, and requests of the members of the Committee as last certified to it. The Trustee may continue to act in accordance with any notice until the receipt by it of a notice rescinding or superseding the prior notice.

         4.3 DIRECTIONS BY COMMITTEE. Instructions, directions, or notices of the Committee to the Trustee, certified to by the chairman, secretary, or any one or more members of the Committee who were delegated the authority by a majority of the Committee, shall be accepted as conclusive evidence of the proper issuance and contents of the document.

         4.4 RELIANCE UPON DIRECTION. The Trustee, when it acts in good faith, may rely upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine, to have been signed by a proper representative of the Committee or any Investment Manager appointed by it and to be the act of the Committee or the Investment Manager. It shall accept any certificate or other instrument duly signed by a proper representative of the Committee or any Investment Manager appointed by it which purports to evidence an instruction, direction, or order of the Committee or any Investment Manager appointed by it as conclusive.

         4.5 NOTICES TO THE COMMITTEE AND/OR INVESTMENT MANAGER. Notices or communications from the Trustee to the Committee and/or any Investment Manager shall be addressed to the person or persons which have been certified to the Trustee by the Committee or by the Investment Manager and shall be sent to the person or persons at the principal office of the Sponsor or the applicable Investment Manager, unless the Trustee is instructed in writing to send the communications to another address.

                                   ARTICLE 5
                          TRUSTEE'S FEES AND EXPENSES


         The Trustee, when composed of one or more individuals, shall receive no compensation for services rendered but shall be reimbursed for expenses properly and actually incurred in the performance of the Trustee's duties. However, any corporate Trustee shall receive compensation as may be agreed upon from time to time between the Trustee and the Sponsor and it shall be reimbursed for expenses properly and actually incurred in the performance of its duties under the Plan. The Trustee's compensation and the expenses incurred in connection with management of the Trust Fund shall be paid from the Trust Fund assets, unless paid by the Employers. If paid by the Employers, each Employer shall bear such portion of the compensation and expense as is determined by the Committee in its sole discretion.

                                   ARTICLE 6
                            LIABILITY OF THE TRUSTEE


         6.1 LIABILITY FOR INVESTMENTS. The Trustee shall not be liable to the Trust Fund or to any person having a beneficial interest in the Trust Fund for any losses or decline in value which may be incurred upon any investment of the Trust Fund assets, or for failure of the assets to produce any or greater earnings, interest, or profits, so long as the Trustee acts in good faith and in accordance with the responsibilities, obligations and duties placed on it under ERISA.

         6.2 LIABILITY WHEN DIRECTED BY COMMITTEE OR INVESTMENT MANAGER. The Trustee shall not be liable for any act or omission by it because of a direction authorized under the Trust Agreement given by the Committee or any Investment Manager, nor for any act or omission of the Committee, any Investment Manager, or any other agent appointed by the Committee or the Sponsor, except to the extent required by ERISA or any other applicable state or federal law under which liability cannot be waived. When the Trustee has made any payment out of the Trust Fund in accordance with the directions of the Committee or any Investment Manager, it shall not be responsible for the correctness of the amount of the payment to the recipient, or the method by which it is paid. The Trustee shall also be protected in relying upon any certificate, notice, resolution, consent, order, or other communication purporting to have been so signed on behalf of the Committee or any Investment Manager which it believes to be genuine, without any obligation on the part of the Trustee to ascertain whether or not the provisions of the Plan are being complied with.

         6.3 GENERAL LIABILITY OF TRUSTEE. The Trustee and each person individually who may be serving with others collectively as Trustee shall not be liable for any act or omission on its own part except to the extent required by ERISA or any other applicable state or federal law under which liability cannot be waived.

         6.4 TRUSTEE'S RIGHT TO SEEK ADVICE OF COMMITTEE. If at any time the Trustee is in doubt concerning the course which it should follow in connection with any matter relating to the administration of the Trust Fund, it may request the Committee to advise it with respect to the proper course. It shall be protected in relying upon any written advice or direction which may be given by the Committee in response to the request.

         6.5 TRUSTEE'S INSURANCE. The Trustee may, with the written approval of the Committee, purchase out of the Trust Fund insurance for the Trustee and for the Trust Fund itself to cover any liability and losses occurring by reason of the act or omission of the Trustee if the insurance permits recourse by the insurer against the Trustee in the case of a breach of fiduciary obligation by it.

                                   ARTICLE 7
                   SETTLEMENT OF THE ACCOUNTS OF THE TRUSTEE


         7.1 MAINTENANCE OF RECORDS. The Trustee shall keep records as may be necessary in the management of the Trust Fund. The Trustee's books and records of the Trust Fund shall be open to inspection by any Employer and the Committee at all reasonable times during business hours of the Trustee.

         7.2 COMMINGLED TRUST FUND. If the Committee determines that the Trust Fund shall be maintained as a single commingled fund, all income, profits, recoveries, contributions, and any and all monies, securities and properties of any kind at any time received or held by the Trustee for the benefit of the Trust Fund shall be held for investment purposes as one single fund. Separate accounts or records may be maintained for operational and accounting purposes, but no account or record shall be considered as segregating any funds or property from any other funds or property contained in the single fund.

         7.3 ACCOUNTING REQUIRED BY TRUSTEE. As soon as possible after the close of each Trust Year, at other times as requested by the Committee, and as of the date of the removal or resignation of the Trustee, the Trustee shall render to the Sponsor and the Committee a report of the Trust Fund assets during the accounting period. The report shall reflect the transactions for the period covered and shall reflect the assets and their fair market value as of the end of the accounting period.

                                   ARTICLE 8
                RESIGNATION, REMOVAL AND SUBSTITUTION OF TRUSTEE


         8.1 RESIGNATION. The Trustee and any successor Trustee may resign at any time by filing with the Sponsor its written resignation. No resignation shall take effect until 30 days from the date of the delivery of the resignation unless prior to that time a successor Trustee has been appointed and it has accepted.

         8.2 REMOVAL. The Trustee and any successor Trustee may be removed by the Sponsor at any time. No removal shall take effect until 30 days from the date that the notice in writing was delivered to the Trustee unless prior to that time a successor Trustee has been appointed, it has accepted and the Trustee consents to the earlier date.

         8.3 VACANCY DOES NOT TERMINATE TRUST. Any vacancy in the office of Trustee created by the resignation or removal of the Trustee shall not terminate the Trust Agreement or the trust created thereunder.

         8.4 APPOINTMENT OF SUCCESSOR TRUSTEE. The appointment of a successor Trustee shall be accomplished by the delivery to the resigning or removed Trustee of an instrument in writing from the Sponsor, appointing the successor Trustee and an acceptance in writing of the appointment as successor by the new Trustee. All of the provisions of this agreement applicable to the Trustee shall relate to each successor Trustee.

         8.5 TRANSFER OF ASSETS. Any successor Trustee, after acknowledging acceptance of this trust and accepting the Trust Fund assets from the retiring Trustee, shall be vested with all the estates, titles, rights, powers, duties, and discretions granted to the retiring Trustee. The retiring Trustee shall execute and deliver all assignments or other instruments as may be necessary or advisable in the discretion of the successor Trustee to transfer all Trust Fund assets.

         8.6 SUCCESSOR TRUSTEE LIABILITY. To the extent permitted by ERISA or any other applicable state or federal statute, any successor Trustee is relieved of any duty to examine the acts of any prior fiduciary, without the necessity of any court accounting, and any successor Trustee shall be responsible only for those assets which are actually delivered to such Trustee.

                                   ARTICLE 9
                            ADOPTION BY AN EMPLOYER


         9.1 ADOPTION PROCEDURE. With the consent of the Sponsor and the Trustee, any organization may agree to be bound as an Employer to all of the terms, provisions, conditions and limitations of the Trust Agreement through a written adoption agreement.

         9.2 ADOPTION DOES NOT CREATE JOINT VENTURE. Neither the adoption of the Trust Agreement by an Employer nor any act performed by it in relation to the Trust Agreement shall ever create a joint venture or partnership relationship between it and any other Employer.

                                   ARTICLE 10
                           AMENDMENT AND TERMINATION


         10.1 RIGHT TO AMEND AND LIMITATIONS THEREON. The Sponsor shall have the sole right to amend the Trust Agreement with the consent of the Trustee. Each amendment shall be made by an instrument in writing executed by authorized representatives of the Sponsor and the Trustee, setting forth the nature of the amendment and its effective date. No amendment shall:

                 (i) have the effect of vesting in any Employer any interest in the Trust Fund assets, except to the extent permitted under Section 11.3; or

                 (ii) cause or permit any Trust Fund assets to be diverted to any purpose other than the exclusive benefit of the present or future Members and their beneficiaries except to the extent permitted under
         Section 11.3.

When an amendment occurs, each other Employer shall be deemed to have consented to and adopted the amendment unless an Employer notifies the Committee of its rejection in writing within 30 days after receipt of a copy of the amendment. A rejection shall constitute a withdrawal from the Plan and the Trust Agreement by that Employer unless the Sponsor acquiesces in the rejection.

         10.2 RETROACTIVE AMENDMENT. The Sponsor shall make all amendments as may be necessary to maintain compliance with the various tax, labor, and securities laws. Any amendment may be made retroactively.

         10.3 WITHDRAWAL OF EMPLOYER. An Employer may withdraw from the Trust Agreement either by rejecting an amendment to the Plan or the Trust Agreement if the Sponsor does not acquiesce in the rejection or by giving written notice of its intent to withdraw to the Sponsor, the Committee and the Trustee. The Committee shall then determine, within 60 days following the receipt of the rejection or notice, the portion of the Trust Fund attributable to the Members employed by the withdrawing Employer as of the day of withdrawal and shall forward a copy of that determination to the Trustee. As soon as administratively practicable thereafter, the Trustee shall segregate assets equal to the withdrawing Employer's portion of the Trust Fund and shall transfer those assets to the successor Trustee or Trustees upon receipt of a designation of the successor from the withdrawing Employer.

         A withdrawal from the Trust Agreement shall not terminate the Plan or Trust Agreement with respect to the withdrawing Employer. Instead, the withdrawing Employer shall, as soon as practicable, either appoint a successor Trustee or Trustees and reaffirm the Trust Agreement as a new and separate Trust Agreement intended to provide for funding the Plan and to be qualified under Section 401(a) of the Code, or establish another plan and trust intended to qualify under Section 401(a) of the Code.

         The determination of the Committee, in its sole discretion, of the portion of the Trust Fund attributable to the Members employed by the withdrawing Employer as of the day of the withdrawal shall be final and shall be binding upon all parties at interest. The Trustee's transfer of those assets to the designated successor Trustee shall relieve the Trustee of any further obligation, liability or duty to the withdrawing Employer, the Members employed by that Employer, their beneficiaries, and the successor Trustee or Trustees.

         10.4 VOLUNTARY AND INVOLUNTARY TERMINATION. An Employer may terminate the Trust Agreement with respect to itself by executing and delivering to the Trustee a notice of termination which specifies the date on which the Plan and Trust Agreement shall terminate. Likewise, the Trust Agreement shall automatically terminate with respect to any Employer upon the adjudication of that Employer as a bankrupt, the general assignment by that Employer to or for the benefit of its creditors, or the dissolution of that Employer without a successor. Upon the termination of the Trust Agreement by any Employer, the Trustee shall distribute to each Member employed by the terminating Employer an annuity contract or cash in the amount certified by the Committee to be the appropriate benefit as directed by the Committee.

         If the entire Trust Agreement terminates, the Trustee may notify the Internal Revenue Service of the termination and the Employer may apply to the Internal Revenue Service for a determination letter with respect to the termination. The Trustee may retain sufficient assets to cover any tax that may become due upon a determination as to the effect of the termination on the exemption of the Trust Fund if the Trust Fund assets are distributed prior to the receipt of a determination letter.

         The termination of the Trust Agreement as to any one or more Employers shall not constitute a termination of the Trust Agreement with respect to the other remaining Employers.

         10.5 CONTINUANCE PERMITTED UPON SALE OR TRANSFER OF ASSETS. The Trust Agreement shall not automatically terminate with respect to an Employer in the event it consolidates, merges, and is not the surviving corporation, sells substantially all of its assets, is a party to a reorganization and its Employees and substantially all of its assets are transferred to another entity, liquidates, or dissolves, if there is a successor organization. Instead, the resulting successor person, firm, or corporation may continue the Trust Agreement by executing a written adoption agreement providing for the continuance of the Trust Agreement.

                                   ARTICLE 11
                                 MISCELLANEOUS


         11.1 TRUST AGREEMENT NOT AN EMPLOYMENT CONTRACT. The adoption and maintenance of the Trust Agreement shall not be deemed to be a contract between any Employer and its employees which gives any employee the right to be retained in the employment of any Employer, to interfere with the rights of any Employer to discharge any employee at any time, or to interfere with the employee's right to terminate his employment at any time.

         11.2 SPENDTHRIFT CLAUSE. Except as otherwise specifically provided, no principal or income payable or to become payable from the Trust Fund shall be subject to anticipation or assignment by any Member or by any beneficiary or be subject to attachment by, or to the interference or control of, any creditor of a Member or beneficiary, or be taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Member or beneficiary prior to its actual receipt by such Member or beneficiary. The interests of the Employer in the assets, earnings and profits of the Trust Fund shall not be subject to garnishment, attachment, levy, or execution of any kind for debts or defaults of any person, natural or legal, having an interest in any portion of the Trust Fund. Any attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of the Trust Fund, or any part thereof, or any interest therein, by a Member or beneficiary, prior to distribution as herein provided, shall be absolutely and wholly void, whether such conveyance, transfer, assignment, mortgage, pledge or encumbrance be intended to take place or become effective before or after the expiration of the period herein fixed for the continuance of the said Trust Fund. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, or pledge by a Member or beneficiary hereunder, of any part of the Trust Fund, or of any interest therein, and the Trustee shall never be required to pay any money or thing of value thereon or therefor to any creditor of a Member or beneficiary, nor upon any debt created by a Member or beneficiary for any cause whatsoever. This Section shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Member pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order, or any domestic relations order entered before January 1, 1985.

         11.3 NO REVERSIONARY INTEREST. In no event shall the principal or income of the Trust Fund be paid to or revert to the Employer or be used for any purpose other than the exclusive benefit of the Members or beneficiaries and the reasonable expenses of administering the Plan, except that:

                 (a) If the Employer makes a contribution by mistake of fact, such mistaken contribution shall revert and be repaid to the Employer within one year after the payment of the contribution.

                 (b) The Employer's contribution for each Plan Year is conditioned on the Plan's initial qualification under Section 401 of the Code. If the Plan receives an adverse determination with respect to its initial qualification, the Employer's contribution shall revert and be repaid to the Employer within one year after the date of such determination, but only if the application for determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

                 (c) The Employer's contribution is conditioned upon the deductibility thereof under Section 404 of the Code. To the extent the deduction is disallowed the contribution shall revert and be repaid to the Employer within one year after the disallowance of the deduction.

         In any case hereinabove described in Section 11.3(a) or Section 11.3(c), the amount which may be repaid to the Employer may not exceed the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to such excess contribution shall not be repaid, and losses attributable thereto shall reduce the amount which may be returned. If the repayment of the amount attributable to the mistaken contribution would cause the balance of any Member's Accounts to be reduced to less than the balance which would have been in the Accounts had the mistaken amount not been contributed, then the amount which may be repaid to the Employer shall be limited so as to avoid such reduction.

         11.4 WORDS USED. When the context requires words of the masculine, feminine or neuter gender shall be construed to include the other genders. Words used in the singular or plural may in instances be construed to include the other. When the Trustee is composed of several persons or entities the Trustee collectively may be referred to in the neuter.

         11.5 GOVERNING LAW; PARTIES TO LEGAL ACTIONS. The provisions of the Trust Agreement shall be construed, administered, and enforced according to the laws of the United States and, to the extent not preempted, the state of Texas. The Trustee or any Employer may at any time initiate a legal action or proceeding for the settlement of the account of the Trustee, or for the determination of any question or for instructions. The only necessary parties to any action or proceeding are the Trustee and the Employer concerned; however, any other person or persons may be included as parties at the election of the Trustee and the Employer.

         11.6 SEVERABILITY OF PROVISIONS. Each Section and each provision of each Section is severable. If any Section or Sections, or any provision or provisions of any Section are found to be void as against public policy, unenforceable, or invalid for any other reason, that finding shall not affect the validity or enforceability of any other provision or Section.

         11.7 CROSS REFERENCES. All Section references are to Sections of the Trust Agreement, unless otherwise specified.

         11.8 MULTIPLE COPIES. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall be binding on the respective successors and assigns of the Sponsor, the Employers, the Trustee, and all other interested parties.

         IN WITNESS WHEREOF, the Sponsor and the Trustee have executed this Agreement this 13th day of April, 1998, to be effective as of January 1, 1998, except as otherwise specified or as otherwise required to comply with applicable provisions of the Code, any statute amending the Code, or any other applicable statute, regulation, or ruling.

                                     CLIFFS DRILLING COMPANY


ATTEST:                              By  /s/ EDWARD A. GUTHRIE
                                        ----------------------------------
                                               Vice President-Finance

/s/ CINDY B. TAYLOR
-----------------------------
          Secretary




                                     P W TRUST COMPANY, TRUSTEE

ATTEST:
                                     By /s/ STEVE AWERMAN
                                        ----------------------------------

July 21, 1998
-----------------------------





THE STATE OF TEXAS        )
                          )
COUNTY OF HARRIS          )


         This instrument was acknowledged before me on April 13, 1998, by Edward A. Guthrie, Vice President-Finance of Cliffs Drilling Company, a Delaware corporation, on behalf of said corporation.


                                     /s/ SONIA VILLAGOMEZ
                               ----------------------------------------
[SEAL]                                 Notary Public in and for
                                          the State of Texas

THE STATE OF NEW JERSEY           )
                                  )
COUNTY OF HUDSON                  )



         This instrument was acknowledged before me on July 21, 1998, by Steve Awerman, ____________ of P W Trust Company, the trustee of the Cliffs Drilling Company Savings Trust.


                                            /s/ MELODY SCHNEPF
                                    ------------------------------------
[SEAL]                                    Notary Public in and for
                                           the State of New Jersey